--------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                           May 31, 2000 (May 30, 2000)
                       -----------------------------------

                            LIFEPOINT HOSPITALS, INC.
                   -------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                    0-29818                  52-2165845
           --------                    -------                  ----------
         (State or Other          (Commission File           (I.R.S. Employer
         Jurisdiction of               Number)                Identification
         Incorporation)                                           Number)


                           103 Powell Court, Suite 200
                           Brentwood, Tennessee 37027
                   -------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (615) 372-8500
                   -------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not applicable
                   -------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



--------------------------------------------------------------------------------

                                Page 1 of 4 pages

                         Exhibit Index located on Page 4

ITEM 5.     OTHER EVENTS.

            On May 31, 2000, the management and Board of Directors of LifePoint Hospitals, Inc. (the "Company") announced that the Company's Chairman and Chief Executive Officer, Scott Mercy, died in an airplane accident on May 30, 2000. The day-to-day operations of the Company will continue to be led by Jim Fleetwood, the Company's President and Chief Operating Officer since its inception. The Company's Board of Directors unanimously elected one of its members, DeWitt Ezell, as its interim Chairman of the Board to serve in a non-executive capacity. A copy of the press release is attached hereto as
Exhibit 99 and incorporated by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            (a) Financial statements of businesses acquired.

                         None required

            (b) Pro forma financial information.

                         None required

            (c) Exhibits.

                99 Copy of press release issued by the Company on May 31, 2000.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   LIFEPOINT HOSPITALS, INC.


                                   By: /s/ William F. Carpenter III
                                      -------------------------------------
                                       William F. Carpenter III
                                       Senior Vice President and General Counsel

Date: May 31, 2000

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION OF EXHIBITS
------          -----------------------
  99            Copy of press release issued by the Company on May 31, 2000.
